ADVANCED SERIES TRUST

AST Legg Mason Diversified Growth Portfolio

Supplement dated February 4, 2015 to the

Currently Effective Prospectus and Summary Prospectus

This supplement should be read in conjunction with the Advanced Series Trust (AST, and the series thereof, the Portfolios) Prospectus and the Summary Prospectus for AST Legg Mason Diversified Growth Portfolio (the Legg Mason Portfolio), and should be retained for future reference. The Legg Mason Portfolio may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

The Prospectus and the Summary Prospectus for the Legg Mason Portfolio are revised as follows, effective on February 4, 2015:

         I.            The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus relating to the Legg Mason Portfolio and the Summary Prospectus for the Legg Mason Portfolio are hereby revised by deleting and replacing the first sentence of the second paragraph with the following:

The Portfolio allocates, under normal circumstances, approximately 85% of its net assets to equity strategies and 15% of its net assets to fixed income strategies.

       II.            The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO” is hereby revised by deleting and replacing the first sentence of the second paragraph with the following:

The Portfolio allocates, under normal circumstances, approximately 85% of its net assets to equity strategies and 15% of its net assets to fixed income strategies.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

AST3SUP1